UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2004



                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

     On October 22, 2004, American Express Company (the "Company") announced the signing of a definitive agreement for the sale of American Express Business Finance Corporation, the equipment leasing unit of the Company's small business division, to Key Equipment Finance, an affiliate of KeyCorp. Information contained in such press release is furnished herein in Exhibit
99.1 and is hereby incorporated by reference.


Exhibit

99.1 Press Release, dated October 22, 2004, of American Express Company announcing the signing of a definitive agreement for the sale of American Express Business Finance Corporation, the equipment leasing unit of the Company's small business division, to Key Equipment Finance, an affiliate of KeyCorp.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                           --------------------------
                                           Name:  Stephen P. Norman
                                           Title: Secretary

DATE:   October 22, 2004

                                 EXHIBIT INDEX

Item No.  Description
--------  -----------
99.1 Press Release, dated October 22,2004, of American Express Company announcing the signing of a definitive agreement for the sale of American Express Business Finance Corporation, the equipment leasing unit of the Company's small business division, to Key Equipment Finance, an affiliate of KeyCorp.